ASSIGNMENT AND ASSUMPTION AGREEMENT (ADMA LOAN)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (ADMA LOAN) (the “Agreement”) is dated and effective this 20th day of July, 2018 (“Effective Date”), by and among BIOTEST AG (“Biotest”) and BIOTEST PHARMACEUTICALS CORPORATION (“BPC”), and solely for purposes of Section 2 hereof, ADMA BIOMANUFACTURING, LLC and ADMA BIOLOGICS, INC. (together, “ADMA”). Each individual party to the Agreement is referred to as a “Party” and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, BPC and ADMA entered into a certain Subordinated Loan Agreement, with an effective date of June 6, 2017, a copy of which is attached hereto as Exhibit “A” (the "ADMA Loan Agreement");

WHEREAS, in connection with the ADMA Loan Agreement, BPC entered into a Subordination Agreement dated as of October 10, 2017, with Marathon Healthcare Finance Fund, L.P. and Wilmington Trust, National Association, a copy of which is attached hereto as Exhibit “B” (the “Subordination Agreement”);

WHEREAS, BPC wishes to assigns all of its rights, interest and obligations in the ADMA Loan Agreement and the Subordination Agreement to Biotest AG; and

WHEREAS, the consent of ADMA is required in connection with the assignment of the ADMA Loan Agreement;

NOW, THEREFORE, in exchange for good and valuable consideration, the receipt and adequacy of which are acknowledged, the Parties hereby agree as set forth below.

1.	ASSIGNMENT AND ASSUMPTION

1.1              Assignment of ADMA Loan Agreement and Subordination Agreement. BPC does hereby grant, sell, assign, transfer and convey to Biotest AG, its successors and assigns, all of BPC’s right, title and interest in, to and under, together with BPC’s obligations under the ADMA Loan Agreement and Subordination Agreement. From and after the Effective Date, all references in the ADMA Loan Agreement to “Lender” shall mean Biotest AG and all references in the Subordination Agreement to “Creditor” shall mean Biotest AG.

1.2              Acceptance and Assumption by Biotest of ADMA Loan Agreement Subordination Agreement. Biotest hereby accepts the foregoing assignment and assumes all of the obligations of BPC under the ADMA Loan Agreement and the Subordination Agreement.

2.	CONSENT AND ACKNOWLEDGEMENT

2.1              Acknowledgement. The Parties acknowledge that as of the Effective Date, the outstanding amount of principal and accrued interest owed by ADMA to BPC under the ADMA Loan Agreement is $15,000,000 principal and $112,500 of accrued and unpaid interest. The Parties further acknowledge that, as of the Effective Date, no Event of Default (as defined in the ADMA Loan Agreement) or event that with the passage of time or notice or both would become such an Event of Default exists under the ADMA Loan Agreement.

2.2              Consent. ADMA hereby consents to the aforementioned assignment and assumption of the Loan Agreement from BPC to Biotest AG.

3.	MISCELLANEOUS PROVISIONS

3.1              Governing Law. The validity and effect of this Agreement and the rights and obligations of the Parties hereunder shall be governed by and construed and enforced in accordance with the laws of Delaware, without regard to its conflict of law provisions.

3.2               Authority. Each Party has the requisite corporate power and authority to execute and deliver this Agreement, to consummate the transactions contemplated herein and to perform all the terms and conditions to be performed by it as provided for in this Agreement. The execution and delivery of this Agreement has been duly authorized and approved by all necessary corporate action. This Agreement has been duly executed and delivered by all Parties and constitutes the valid and binding obligation of each Party, enforceable against it in accordance with its terms. No consents or authorizations of third parties are required for a Party to consummate the transactions contemplated herein.

3.3              Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

3.4              Integration. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof.

3.5              Further Assurances. All Parties agrees to execute any and all documents and take such further actions as shall reasonably be required to effectuate this Agreement.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

BIOTEST AG

a company organized under the laws of Germany

By: /s/ Dr. Bernhard Ehmer

Name: Dr. Bernhard Ehmer

Title: Chief Executive Officer

By: /s/ Dr. Michael Ramroth

Name: Dr. Michael Ramroth

Title: Chief Financial Officer

BIOTEST PHARMACEUTICALS CORPORATION

a Delaware corporation

By: /s/ Donna Quinn

Name: Donna Quinn

Title: Vice President and General Counsel

[Signatures Continued on Following Page]

[Signature Page to Assignment and Assumption Agreement (ADMA LOAN)]

SOLELY FOR PURPOSES OF SECTION 2:

ADMA BIOMANUFACTURING, LLC

a Delaware limited liability company

By: /s/ Adam Grossman

Name: Adam Grossman

Title: President & Chief Executive Officer

ADMA BIOLOGICS, INC.

a Delaware corporation

By: /s/ Adam Grossman

Name: Adam Grossman

Title: President & Chief Executive Officer

[Signatures End Here]

[Signature Page to Assignment and Assumption Agreement (ADMA LOAN)]

EXHIBIT A

ADMA Loan Agreement

EXHIBIT B

SUBORDINATION AGREEMENT